Exhibit 4.1

ZQ|CERT#|COY|CLS|RGSTRY|ACCT#|TRANSTYPE|RUN#|TRANS# COMMON STOCK PAR VALUE $0.01 Certificate          Number ZQ00000000 NEULION, INC. INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE COMMON STOCK THIS CERTIFICATE IS TRANSFERABLE IN CANTON, MA AND NEW YORK, NY AND TORONTO, ON Shares **000000****************** ***000000***************** ****000000**************** *****000000*************** ******000000************** ** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample THIS CERTIFIES THAT **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** MMR. SAMPLE & MRS. SAMPLE &id Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander MR. SAMPLE & MRS. SAMPLE CUSIP 64128J 10 1 SEE REVERSE FOR CERTAIN DEFINITIONS David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** is the owner of Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Sample **** Mr. Sample **000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares*** *000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares**** 000000**Sha***ZERO HUNDRED THOUSAND*Shares****0 00000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****00 0000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000 000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****0000 00**Shares**** ZERO HUNDRED AND ZERO***hares****00000 0**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000 **Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000* *Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000** Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**S ISIN US 64128J1016 FULLY PAID AND NON-ASSESSABLE COMMON STOCK, PAR VALUE $0.01, IN THE CAPITAL OF NeuLion, Inc. transferable on the books of the Company only upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent and Registrar of the Company. IN WITNESS WHEREOF the Company has caused this certificate to be signed on its behalf by the facsimile signatures of its duly authorized officers. President and Chief Executive Officer Chief Financial Officer DATED COUNTERSIGNED AND REGISTERED: COMPUTERSHARE INVESTOR SERVICES INC. (TORONTO) CO-TRANSFER AGENT AND REGISTRAR, By AUTHORIZED SIGNATURE DD-MMM-YYYY COUNTERSIGNED AND REGISTERED: COMPUTERSHARE TRUST COMPANY, N.A. TRANSFER AGENT AND REGISTRAR, By AUTHORIZED SIGNATURE

 .NEULION, INC. The shares represented by this certificate have rights, privileges, restrictions and conditions attached thereto and the Company will furnish to a shareholder, on demand and without charge, a full copy of the text of: (a) the rights, privileges, restrictions and conditions attached to each class authorized to be issued and to each series in so far as the same have been fixed by the directors; and (b) the authority of the directions to fix the rights, privileges, restrictions and conditions of subsequent series. The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations: TEN COM - as tenants in common TEN ENT - as tenants by the entireties JT TEN- as joint tenants with right of survivorship and not as tenants in common UNIF GIFT MIN ACT -Custodian (Cust)(Minor) under Uniform Gifts to Minors Act (State) UNIF TRF MIN ACT -Custodian (until age) (Cust) .............................under Uniform Transfers to Minors Act (Minor)(State) Additional abbreviations may also be used though not in the above list. PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE For value received, ____________________________hereby sell, assign and transfer unto ________________________________________________________________________________________________________________________________ (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF ASSIGNEE) ________________________________________________________________________________________________________________________________ ________________________________________________________________________________________________________________________________ _______________________________________________________________________________________________________________________shares represented by this certificate and does hereby irrevocably constitute and appoint _______________________________________________________________________________________________________________________ Attorney of the undersigned to transfer the said shares on the books of the Corporation with full power of substitution in the premises. Dated: __________________________________________20 __________________ Signature: ____________________________________________________________ Signature: ____________________________________________________________ Notice: The signature to this assignment must correspond with the name as written upon the face of the certificate, in every particular, without alteration or enlargement, or any change whatever. Signature(s) Guaranteed: Medallion Guarantee Stamp THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15. The IRS requires that the named transfer agent (“we”) report the cost basis of certain shares or units acquired after January 1, 2011. If your shares or units are covered by the legislation, and you requested to sell or transfer the shares or units using a specific cost basis calculation method, then we have processed as you requested. If you did not specify a cost basis calculation method, then we have defaulted to the first in, first out (FIFO) method. Please consult your tax advisor if you need additional information about cost basis. If you do not keep in contact with the issuer or do not have any activity in your account for the time period specified by state law, your property may become subject to state unclaimed property laws and transferred to the appropriate state.